UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
March 31, 2020
Columbia Short Term Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Short Term Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short Term Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2010
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended March 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/02/92	-2.94	0.20	0.81
	Including sales charges		-3.90	0.00	0.71
Advisor Class*		11/08/12	-2.60	0.45	1.08
Class C	Excluding sales charges	10/02/92	-3.53	-0.40	0.34
	Including sales charges		-4.47	-0.40	0.34
Institutional Class		09/30/92	-2.60	0.47	1.08
Institutional 2 Class*		11/08/12	-2.52	0.54	1.14
Institutional 3 Class		07/15/09	-2.47	0.61	1.20
Class R*		09/27/10	-3.18	-0.05	0.56
Bloomberg Barclays 1-3 Year Government/Credit Index			4.53	1.90	1.62
Returns for Class A shares are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment-grade corporate debt securities with maturities of one to three years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Short Term Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 31, 2010 — March 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2020)
Asset-Backed Securities — Non-Agency	22.1
Commercial Mortgage-Backed Securities - Non-Agency	8.8
Corporate Bonds & Notes	33.5
Foreign Government Obligations	0.1
Money Market Funds	4.0
Residential Mortgage-Backed Securities - Agency	7.5
Residential Mortgage-Backed Securities - Non-Agency	23.1
U.S. Treasury Obligations	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at March 31, 2020)
AAA rating	14.0
AA rating	12.7
A rating	24.9
BBB rating	24.1
BB rating	4.1
B rating	2.1
CCC rating	0.1
D rating	0.0(a)
Not rated	18.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Short Term Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance
At March 31, 2020, approximately 30.58% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended March 31, 2020, the Fund’s Class A shares returned -2.94% excluding sales charges, underperforming its benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, which returned 4.53%. Exposure to sectors that trade on their spread to same-duration U.S. Treasuries detracted from performance, as all major spread sectors underperformed similar duration U.S. Treasuries for the year. The Fund’s longer duration relative to the benchmark during the period aided results. (Duration is a measure of interest rate sensitivity.)
COVID-19 pandemic weighed on global economies, financial markets
Optimism prevailed early in 2019, buoyed by solid U.S. economic growth and a recovery from meaningful stock market losses in 2018. Strong job gains drove the unemployment rate down to 3.5%, annually, and consumer spending and export trade supported growth. However, the pace of growth stalled as COVID-19 spread from China and South Korea through Europe, the United States and most parts of the world. With much of the world’s population on lockdown, the decline in business activity and surge in layoffs pushed the global economy toward recession.
Central banks have responded aggressively to global recession fears, cutting interest rates and restarting quantitative easing and other measures to provide liquidity to financial markets. In the United States, the Federal Reserve (Fed) reduced its benchmark overnight lending rate essentially to zero, resurrected financial crisis-era lending facilities and launched an asset-purchase program covering Treasuries, mortgage-backed securities, municipal bonds and corporate issues. On the fiscal side, in late March 2020, the U.S. government passed a $2.2 trillion stimulus package to help diminish the impact of lost paychecks and declining business activity, with the possibility of more in the months to come. U.S. Treasury yields finished the reporting period near all-time lows, with the 2-year Treasury declining to 0.25% and the 5-year Treasury declining to 0.38%.
Against this backdrop, the S&P 500 Index returned -6.98% for the 12-month period, giving up substantial gains during the last five weeks. The Bloomberg Barclays U.S. Aggregate Bond Index gained 8.93%, as the yield on the 10-year U.S. Treasury fell to 0.64%. (Bond yields and prices move in opposite directions.)
Contributors and detractors
The Fund benefited from slightly longer duration relative to the benchmark during the reporting period, as interest rates fell during the first quarter of 2020. Agency conventional 15-year mortgage-backed securities also provided the Fund with positive results relative to the benchmark.
However, these positive factors were not enough to offset the impact of a retreat from most non-Treasury segments of the fixed-income markets as fears over a global recession mounted. The outlook for negative economic growth drove a sharp sell-off in short investment-grade corporate debt beginning in late February 2020, before news of the Fed’s plan to include corporates in its asset-purchase program led the category to regain some lost ground. All major subsectors with the corporate market underperformed relative to similar duration Treasuries. Within the corporate market, the Fund’s exposure to the energy and finance sectors detracted from results as they were the worst performers in the corporate market. With respect to credit quality, BBB underperformed A and AA credit during the reporting period and the Fund was overweight BBB rated securities. A small allocation to high-yield corporate notes also weighed on Fund returns. As risk sentiment plummeted, the high-yield sector was hurt by falling oil prices and poor liquidity.
Broad-based market volatility also weighed on securitized assets, which included mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Non-agency collateralized mortgage obligations (CMOs), ABS and CMBS, which lost ground as spreads widened and liquidity dried up near the end of the reporting period. Securitized assets are not included in the benchmark.
Columbia Short Term Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Portfolio activity
During the 12-month period, we increased the Fund’s allocation to short, non-agency CMOs and added slightly to the high-yield corporate sector. In an effort to increase the Fund’s yield relative to its peers and benchmark, we increased these positions by reducing exposure to government-backed and asset-backed securities.
At period’s end
Policy makers around the world have put a significant amount of monetary and fiscal stimulus into place. In the United States, the Fed announced programs to support the U.S. economy, most recently expanding asset class purchases of high-yield ETFs, CLOs and CMBS securities. The Fed’s March 2020 interest rate cut appeared to be its last for the current business cycle. Against this backdrop, we continued to monitor COVID-19 cases, the sharp drop in economic growth and unemployment claims.
At the end of the reporting period, with the Fed presumably on hold for the time being, we targeted a duration slightly longer than that of the benchmark. We believed spread volatility would continue, but we considered current risk premiums to be very attractive in most sectors, especially in light of the Fed’s significant support. We continued to favor short, high quality non-agency CMOs, ABS and CMBS. We also believed the corporate sector, both investment grade and high yield, had the potential to offer returns in excess of U.S. Treasuries. At the end of the period, demand for corporate bonds and new issue supply both remained strong. The Fund remained overweight in the communications, insurance and electric utility sectors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Short Term Bond Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2019 — March 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	948.40	1,021.15	3.75	3.89	0.77
Advisor Class	1,000.00	1,000.00	949.50	1,022.40	2.53	2.63	0.52
Class C	1,000.00	1,000.00	945.40	1,018.15	6.66	6.91	1.37
Institutional Class	1,000.00	1,000.00	949.50	1,022.40	2.53	2.63	0.52
Institutional 2 Class	1,000.00	1,000.00	949.80	1,022.80	2.14	2.23	0.44
Institutional 3 Class	1,000.00	1,000.00	951.10	1,023.05	1.90	1.97	0.39
Class R	1,000.00	1,000.00	946.30	1,019.90	4.96	5.15	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Short Term Bond Fund | Annual Report 2020	7

Portfolio of Investments
March 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 23.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	8,675,000	7,636,330
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	3.281%	4,000,000	3,622,380
Ascentium Equipment Receivables(a)
Series 2019-2A Class D
11/10/2026	2.850%	3,250,000	3,188,074
Avant Loans Funding Trust(a)
Series 2018-B Class A
01/18/2022	3.420%	535,947	535,944
Series 2019-A Class A
07/15/2022	3.480%	1,583,727	1,557,769
Series 2019-A Class B
12/15/2022	3.800%	2,925,000	2,604,037
Series 2020-REV1 Class A
05/15/2029	2.170%	10,000,000	9,850,000
Series 2020-REV1 Class B
05/15/2029	2.680%	1,600,000	1,576,000
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2018-2A Class A
03/20/2025	4.000%	9,725,000	9,512,633
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	3.531%	10,800,000	9,697,039
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	2.959%	8,550,000	8,040,694
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	3.251%	5,000,000	4,410,525
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	3.269%	8,000,000	7,367,712
Series 2017-5A Class A1B
3-month USD LIBOR + 1.250% 01/20/2030	3.069%	8,000,000	7,226,416
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class C
10/15/2024	2.710%	2,950,000	2,893,519
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	259,625	251,846
Series 2019-A Class A
10/16/2023	3.400%	782,437	766,920
Series 2019-B Class A
06/17/2024	2.660%	1,723,752	1,656,011
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	3,377,085	3,277,764
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2020-P1 Class B
03/15/2028	2.920%	4,500,000	3,353,570
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	1,847,543	1,667,703
Series 2018-P2 Class B
10/15/2025	4.100%	1,300,000	1,145,441
Drive Auto Receivables Trust
Series 2019-2 Class C
06/16/2025	3.420%	3,700,000	3,716,741
Dryden 42 Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	3.381%	3,025,000	2,676,959
DT Auto Owner Trust(a)
Series 2019-1A Class C
11/15/2024	3.610%	2,950,000	2,969,582
Series 2019-3A Class D
04/15/2025	2.960%	4,900,000	4,931,411
Subordinated Series 2018-3A Class D
07/15/2024	4.190%	3,000,000	3,047,810
Exeter Automobile Receivables Trust(a)
Series 2019-2A Class C
03/15/2024	3.300%	8,000,000	7,519,544
Series 2019-4A Class D
09/15/2025	2.580%	4,425,000	4,138,461
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	2,732,336	2,612,680
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	4,750,000	4,752,997
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
March 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton Grand Vacations Trust(a)
Series 2014-AA Class A
11/25/2026	1.770%	1,325,822	1,300,778
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	3.269%	5,500,000	5,206,504
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class B1
3-month USD LIBOR + 1.800% Floor 1.800% 10/15/2032	3.644%	5,550,000	4,944,695
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	2.931%	6,875,000	6,447,842
Marlette Funding Trust(a)
Series 2018-1A Class B
03/15/2028	3.190%	1,692,738	1,648,407
Series 2018-4A Class A
12/15/2028	3.710%	1,217,688	1,203,834
Series 2019-1A Class A
04/16/2029	3.440%	1,433,487	1,413,201
Series 2019-1A Class B
04/16/2029	3.940%	750,000	712,202
Series 2019-3A Class B
09/17/2029	3.070%	5,175,000	4,143,850
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	2,625,000	2,415,680
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	3.669%	11,200,000	9,846,693
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	2,375,997	2,353,089
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class A
04/15/2025	3.540%	703,749	691,995
Series 2019-1A Class B
04/15/2025	4.030%	945,000	915,787
Series 2019-2A Class B
09/15/2025	3.690%	3,300,000	3,136,349
Series 2019-3A Class B
07/15/2025	3.590%	3,250,000	3,146,092
Series 2019-4A Class B
02/17/2026	3.200%	5,750,000	5,578,556
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Race Point IX CLO Ltd.(a),(b)
Series 2015-9R Class A2R
3-month USD LIBOR + 1.650% 10/15/2030	3.481%	9,250,000	8,239,900
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	3.231%	10,000,000	9,228,800
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	4,000,000	3,773,270
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	1,967,571	1,946,485
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-2A Class A
07/20/2033	2.330%	1,756,588	1,732,442
Series 2016-3A Class A
10/20/2033	2.430%	1,401,483	1,382,971
Series 2018-3A Class A
09/20/2035	3.690%	888,945	878,748
SoFi Consumer Loan Program LLC(a),(c)
Subordinated Series 2016-5 Class B
09/25/2028	4.550%	3,350,000	3,169,509
SoFi Consumer Loan Program Trust(a)
Series 2019-1 Class B
02/25/2028	3.450%	3,025,000	2,964,876
TCF Auto Receivables Owner Trust(a)
Series 2016-PT1A Class A
06/15/2022	1.930%	689,018	684,141
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	4,635,286	4,358,478
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	5,325,000	4,314,682
Total Asset-Backed Securities — Non-Agency (Cost $242,690,793)			225,984,368

Commercial Mortgage-Backed Securities - Non-Agency 9.4%

Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	2.155%	9,100,000	7,280,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
March 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2018-DSNY Class C
1-month USD LIBOR + 1.350% Floor 1.350% 09/15/2034	2.055%	11,500,000	9,461,457
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	1.955%	3,650,000	3,139,710
Subordinated, Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	2.205%	1,975,000	1,661,760
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	1.955%	13,500,000	11,271,328
BX Commercial Mortgage Trust(a),(b)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	1.805%	5,950,000	5,488,843
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	1.955%	3,391,672	3,077,877
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	2.291%	2,180,000	1,872,649
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.591%	1,931,000	1,603,758
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	2.730%	5,900,000	4,841,615
COMM Mortgage Trust(a),(b)
Series 2019-WCM Class C
1-month USD LIBOR + 1.300% Floor 1.300% 10/15/2036	3.300%	3,900,000	3,553,315
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	1.650%	3,989,749	3,678,021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class D
11/10/2036	3.177%	3,675,000	3,062,383
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	11,892,524	11,467,180
Series 2020-SFR1 Class C
04/17/2037	2.183%	1,000,000	873,335
Series 2020-SFR1 Class D
04/17/2037	2.383%	2,025,000	1,721,683
RETL(a),(b)
Series 2019-RVP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 03/15/2036	1.855%	684,620	616,890
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.750% Floor 0.750% 12/15/2034	1.455%	16,055,000	13,635,390
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	3.740%	1,600,000	1,328,676
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $103,554,317)			89,635,870

Corporate Bonds & Notes 36.0%

Aerospace & Defense 1.1%
General Dynamics Corp.
05/11/2021	3.000%	2,000,000	2,014,491
L3Harris Technologies, Inc.(a)
02/15/2021	4.950%	4,000,000	4,086,443
Northrop Grumman Corp.
08/01/2023	3.250%	4,000,000	4,090,496
TransDigm, Inc.
07/15/2024	6.500%	434,000	412,696
05/15/2025	6.500%	114,000	108,389
Total			10,712,515
Automotive 0.4%
Allison Transmission, Inc.(a)
10/01/2024	5.000%	138,000	133,262
Ford Motor Credit Co. LLC
03/18/2024	5.584%	4,000,000	3,788,765
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	80,000	77,306
Total			3,999,333

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
March 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 8.7%
Ally Financial, Inc.
05/19/2022	4.625%	348,000	341,424
American Express Co.
08/01/2022	2.500%	4,000,000	4,025,977
ANZ New Zealand International Ltd.(a)
02/13/2023	1.900%	2,650,000	2,628,907
Bank of America Corp.
01/11/2023	3.300%	6,585,000	6,803,396
Bank of Montreal
11/01/2022	2.050%	2,050,000	2,037,962
Bank of New York Mellon Corp. (The)
01/27/2023	1.850%	2,705,000	2,704,739
Bank of Nova Scotia (The)
11/15/2022	2.000%	2,200,000	2,199,116
Barclays Bank PLC
01/11/2021	2.650%	3,025,000	3,022,275
BB&T Corp.
06/20/2022	3.050%	2,510,000	2,562,888
Capital One Financial Corp.
01/29/2024	3.900%	4,000,000	4,038,136
Citigroup, Inc.
10/27/2022	2.700%	6,000,000	6,031,924
Discover Bank
09/12/2024	2.450%	3,000,000	2,833,840
Goldman Sachs Group, Inc. (The)
01/24/2022	5.750%	6,000,000	6,356,849
HSBC Holdings PLC
03/30/2022	4.000%	5,000,000	5,122,794
ING Bank NV(a)
06/09/2021	5.000%	2,000,000	2,096,102
JPMorgan Chase & Co.(d)
04/01/2023	3.207%	6,000,000	6,104,204
Lloyds Bank PLC
08/14/2022	2.250%	2,250,000	2,240,088
Morgan Stanley
05/19/2022	2.750%	4,500,000	4,525,709
PNC Bank NA
01/22/2021	2.500%	3,000,000	3,008,531
Toronto-Dominion Bank (The)
12/01/2022	1.900%	3,260,000	3,253,034
US Bank NA
01/21/2025	2.050%	1,000,000	991,889
Wells Fargo & Co.(d)
10/30/2025	2.406%	6,500,000	6,376,082
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westpac Banking Corp.
01/11/2022	2.800%	3,000,000	3,031,467
Total			82,337,333
Building Materials 0.0%
James Hardie International Finance DAC(a)
01/15/2025	4.750%	341,000	326,155
Cable and Satellite 1.2%
CCO Holdings LLC/Capital Corp.
09/30/2022	5.250%	362,000	364,704
CCO Holdings LLC/Capital Corp.(a)
05/01/2023	5.125%	439,000	443,550
Charter Communications Operating LLC/Capital
02/01/2024	4.500%	4,000,000	4,130,711
Comcast Corp.
04/15/2024	3.700%	3,300,000	3,540,321
CSC Holdings LLC
11/15/2021	6.750%	160,000	166,280
CSC Holdings LLC(a)
07/15/2023	5.375%	1,070,000	1,080,756
DISH DBS Corp.
05/01/2020	5.125%	207,000	207,270
06/01/2021	6.750%	151,000	153,087
Sirius XM Radio, Inc.(a)
08/01/2022	3.875%	288,000	286,935
05/15/2023	4.625%	44,000	44,048
04/15/2025	5.375%	77,000	78,331
Virgin Media Finance PLC(a)
10/15/2024	6.000%	76,000	73,551
01/15/2025	5.750%	299,000	291,641
Total			10,861,185
Chemicals 0.9%
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	352,000	330,032
Chemours Co. (The)
05/15/2023	6.625%	176,000	149,590
DowDuPont, Inc.
11/15/2023	4.205%	3,000,000	3,159,260
INEOS Group Holdings SA(a)
08/01/2024	5.625%	359,000	316,950
LyondellBasell Industries NV
04/15/2024	5.750%	3,650,000	3,982,181
PQ Corp.(a)
11/15/2022	6.750%	428,000	435,254

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
March 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WR Grace & Co.(a)
10/01/2021	5.125%	235,000	237,904
Total			8,611,171
Construction Machinery 0.5%
Caterpillar Financial Services Corp.
02/26/2022	2.950%	2,000,000	2,032,628
John Deere Capital Corp.
06/13/2022	1.950%	2,045,000	2,032,171
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	343,000	345,351
United Rentals North America, Inc.
07/15/2025	5.500%	218,000	211,376
Total			4,621,526
Consumer Cyclical Services 0.2%
ADT Corp. (The)
07/15/2022	3.500%	278,000	270,359
ADT Security Corp. (The)
10/15/2021	6.250%	231,000	226,049
APX Group, Inc.
12/01/2022	7.875%	228,000	217,139
Match Group, Inc.
06/01/2024	6.375%	346,000	353,822
Mobile Mini, Inc.
07/01/2024	5.875%	187,000	179,012
Service Corp International
05/15/2024	5.375%	187,000	190,226
Total			1,436,607
Diversified Manufacturing 0.5%
Carrier Global Corp.(a)
02/15/2025	2.242%	4,000,000	3,885,940
CFX Escrow Corp.(a)
02/15/2024	6.000%	313,000	302,496
WESCO Distribution, Inc.
12/15/2021	5.375%	419,000	384,251
06/15/2024	5.375%	229,000	195,965
Total			4,768,652
Electric 2.7%
AES Corp. (The)
03/15/2023	4.500%	646,000	633,050
05/15/2023	4.875%	115,000	112,585
American Electric Power Co., Inc.
11/13/2020	2.150%	2,000,000	1,983,780
Calpine Corp.
02/01/2024	5.500%	143,000	135,767
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Resources, Inc.
01/15/2022	2.750%	3,000,000	2,973,132
Exelon Corp.
04/15/2021	2.450%	2,686,000	2,663,223
NextEra Energy Capital Holdings, Inc.
04/01/2022	2.900%	3,350,000	3,373,700
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	443,000	438,781
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	220,000	218,688
PPL Capital Funding, Inc.
05/15/2026	3.100%	3,000,000	2,970,690
Progress Energy, Inc.
04/01/2022	3.150%	3,000,000	2,981,983
Southern Co. (The)
07/01/2023	2.950%	3,800,000	3,843,282
TerraForm Power Operating LLC(a)
01/31/2023	4.250%	604,000	599,113
WEC Energy Group, Inc.
06/15/2021	3.375%	3,000,000	3,006,170
Total			25,933,944
Environmental 0.1%
GFL Environmental, Inc.(a)
05/01/2022	5.625%	485,000	488,637
Finance Companies 0.8%
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	6,000,000	5,975,472
Navient Corp.
10/26/2020	5.000%	311,000	306,106
07/26/2021	6.625%	313,000	321,254
01/25/2022	7.250%	267,000	259,979
01/25/2023	5.500%	318,000	293,676
Quicken Loans, Inc.(a)
05/01/2025	5.750%	460,000	457,652
Springleaf Finance Corp.
05/15/2022	6.125%	310,000	315,573
Total			7,929,712
Food and Beverage 1.6%
Anheuser-Busch InBev Worldwide, Inc.
01/23/2025	4.150%	4,000,000	4,304,837
Bacardi Ltd.(a)
05/15/2025	4.450%	3,000,000	3,136,701
ConAgra Foods, Inc.
01/25/2023	3.200%	3,000,000	2,985,753

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
March 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cott Holdings, Inc.(a)
04/01/2025	5.500%	531,000	514,255
Kraft Heinz Foods Co. (The)
07/15/2025	3.950%	4,000,000	3,983,743
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	378,000	381,494
Treehouse Foods, Inc.(a)
02/15/2024	6.000%	90,000	90,068
Total			15,396,851
Gaming 0.3%
Eldorado Resorts, Inc.
08/01/2023	7.000%	466,000	423,172
04/01/2025	6.000%	135,000	120,998
International Game Technology PLC(a)
02/15/2022	6.250%	623,000	575,941
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	511,000	490,578
MGM Resorts International
03/15/2023	6.000%	364,000	348,531
VICI Properties LP/Note Co., Inc.(a)
02/15/2025	3.500%	377,000	351,826
Wynn Las Vegas LLC/Capital Corp.(a)
05/30/2023	4.250%	337,000	305,549
03/01/2025	5.500%	219,000	203,773
Total			2,820,368
Health Care 1.5%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	97,000	93,874
02/15/2023	5.625%	468,000	445,496
03/01/2024	6.500%	42,000	41,392
AMN Healthcare, Inc.(a)
10/01/2024	5.125%	134,000	129,158
Avantor, Inc.(a)
10/01/2024	6.000%	407,000	426,697
Becton Dickinson and Co.
06/06/2022	2.894%	3,000,000	2,980,185
Cardinal Health, Inc.
09/15/2025	3.750%	2,000,000	2,033,778
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	497,000	461,302
Cigna Corp.(a)
07/15/2023	3.000%	4,000,000	4,026,840
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	140,000	141,318
McKesson Corp.
03/15/2023	2.850%	2,001,000	2,025,208
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
07/15/2024	4.625%	924,000	883,886
05/01/2025	5.125%	367,000	350,740
Tenet Healthcare Corp.(a)
09/01/2024	4.625%	140,000	134,320
Total			14,174,194
Healthcare Insurance 1.0%
Aetna, Inc.
06/15/2023	2.800%	3,500,000	3,495,574
Anthem, Inc.
01/15/2025	2.375%	2,500,000	2,455,636
Centene Corp.
05/15/2022	4.750%	138,000	138,640
01/15/2025	4.750%	298,000	301,402
Centene Corp.(a)
01/15/2025	4.750%	373,000	378,707
04/01/2025	5.250%	191,000	193,268
UnitedHealth Group, Inc.
02/15/2023	2.750%	2,100,000	2,137,900
Total			9,101,127
Home Construction 0.1%
Lennar Corp.
01/15/2022	4.125%	284,000	282,375
11/15/2024	5.875%	112,000	114,574
Meritage Homes Corp.
04/01/2022	7.000%	121,000	120,918
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	377,000	369,296
03/01/2024	5.625%	81,000	76,486
TRI Pointe Group, Inc.
07/01/2021	4.875%	379,000	357,843
Total			1,321,492
Independent Energy 0.6%
Canadian Natural Resources Ltd.
02/01/2025	3.900%	3,000,000	2,467,883
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	44,000	10,515
Murphy Oil Corp.
08/15/2024	6.875%	162,000	96,233
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	275,000	212,827
Range Resources Corp.
08/15/2022	5.000%	146,000	109,462
Woodside Finance Ltd.(a)
05/10/2021	4.600%	2,000,000	2,051,131

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
March 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WPX Energy, Inc.
09/15/2024	5.250%	714,000	435,541
Total			5,383,592
Integrated Energy 0.4%
BP Capital Markets PLC
11/01/2021	3.561%	2,000,000	2,025,330
Cenovus Energy, Inc.
08/15/2022	3.000%	3,000,000	2,140,595
Total			4,165,925
Leisure 0.2%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	167,000	158,266
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	436,000	390,448
Cinemark USA, Inc.
12/15/2022	5.125%	228,000	181,697
06/01/2023	4.875%	204,000	152,389
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	546,000	504,003
NCL Corp.,Ltd.(a)
12/15/2024	3.625%	282,000	180,132
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	838,000	717,829
Total			2,284,764
Life Insurance 1.6%
American International Group, Inc.
04/01/2026	3.900%	3,500,000	3,603,983
Five Corners Funding Trust(a)
11/15/2023	4.419%	3,000,000	3,205,688
Metropolitan Life Global Funding I(a)
01/13/2023	1.950%	2,835,000	2,782,003
Principal Life Global Funding II(a)
11/21/2024	2.250%	3,000,000	2,946,128
Voya Financial, Inc.
07/15/2024	3.125%	3,000,000	3,006,888
Total			15,544,690
Lodging 0.0%
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	136,000	127,180
Media and Entertainment 0.4%
Discovery Communications LLC
06/15/2022	3.500%	3,000,000	2,999,078
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamar Media Corp.
05/01/2023	5.000%	193,000	191,844
Netflix, Inc.
02/15/2022	5.500%	160,000	164,798
03/01/2024	5.750%	197,000	207,848
Nielsen Finance LLC/Co.
10/01/2020	4.500%	144,000	141,797
Outfront Media Capital LLC/Corp.
02/15/2024	5.625%	436,000	427,302
Total			4,132,667
Metals and Mining 0.3%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	403,000	390,327
Constellium NV(a)
05/15/2024	5.750%	439,000	391,752
03/01/2025	6.625%	216,000	194,473
Freeport-McMoRan, Inc.
03/01/2022	3.550%	89,000	85,937
03/15/2023	3.875%	554,000	522,026
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	455,000	416,353
Steel Dynamics, Inc.
04/15/2023	5.250%	276,000	261,179
10/01/2024	5.500%	272,000	261,663
Total			2,523,710
Midstream 2.2%
Buckeye Partners LP
07/01/2023	4.150%	114,000	98,510
Cheniere Corpus Christi Holdings LLC
06/30/2024	7.000%	209,000	183,409
DCP Midstream Operating LP
03/15/2023	3.875%	518,000	414,061
Enterprise Products Operating LLC
02/15/2022	4.050%	2,000,000	2,012,466
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	3,000,000	3,010,253
MPLX LP(a)
05/01/2024	6.375%	12,000	10,705
01/15/2025	5.250%	272,000	252,073
MPLX LP
12/01/2024	4.875%	3,000,000	2,491,819
NGPL PipeCo LLC(a)
08/15/2022	4.375%	182,000	173,277
NuStar Logistics LP
09/01/2020	4.800%	330,000	287,651
02/01/2022	4.750%	492,000	390,760

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
March 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	4,000,000	3,310,253
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	86,000	63,859
Sunoco LP/Finance Corp.
01/15/2023	4.875%	529,000	507,850
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2023	4.750%	436,000	274,616
09/15/2024	5.500%	296,000	163,127
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	1,075,000	924,448
03/15/2024	6.750%	412,000	369,944
02/01/2025	5.125%	81,000	69,117
Western Midstream Operating LP
02/01/2025	3.100%	5,000,000	2,549,822
Williams Companies, Inc. (The)
01/15/2023	3.700%	4,000,000	3,680,588
Total			21,238,608
Natural Gas 0.8%
NiSource, Inc.
11/17/2022	2.650%	3,500,000	3,535,791
Sempra Energy(b)
3-month USD LIBOR + 0.450% 03/15/2021	1.191%	3,692,000	3,656,154
Total			7,191,945
Oil Field Services 0.0%
Archrock Partners LP/Finance Corp.
10/01/2022	6.000%	231,000	231,000
Nabors Industries, Inc.
09/15/2021	4.625%	28,000	17,455
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	116,900	93,830
Total			342,285
Other Industry 0.0%
Anixter, Inc.
03/01/2023	5.500%	97,000	96,635
Other REIT 0.1%
iStar, Inc.
09/15/2022	5.250%	409,000	377,594
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	264,000	240,378
RHP Hotel Properties LP/Finance Corp.
04/15/2023	5.000%	236,000	185,732
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Property Trust, Inc.
02/01/2021	3.625%	414,000	392,940
Total			1,196,644
Packaging 0.4%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
09/15/2022	4.250%	607,000	606,618
02/15/2025	6.000%	218,000	218,584
Berry Global, Inc.
05/15/2022	5.500%	470,000	468,410
07/15/2023	5.125%	401,000	402,390
BWAY Holding Co.(a)
04/15/2024	5.500%	395,000	363,280
Owens-Brockway Glass Container, Inc.(a)
01/15/2022	5.000%	296,000	298,610
Reynolds Group Issuer, Inc./LLC(a),(b)
3-month USD LIBOR + 3.500% Floor 3.500% 07/15/2021	5.331%	242,000	235,483
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	745,000	738,067
07/15/2024	7.000%	270,000	274,830
Total			3,606,272
Paper 0.0%
Graphic Packaging International, Inc.
04/15/2021	4.750%	166,000	165,154
Pharmaceuticals 1.3%
AbbVie, Inc.
05/14/2026	3.200%	4,000,000	4,076,958
Actavis Funding SCS
03/15/2022	3.450%	2,000,000	2,012,308
Amgen, Inc.
05/11/2022	2.650%	3,000,000	3,032,444
Bausch Health Companies, Inc.(a)
05/15/2023	5.875%	50,000	49,367
03/15/2024	7.000%	827,000	850,281
04/15/2025	6.125%	139,000	137,753
Bristol-Myers Squibb Co.(a)
07/26/2024	2.900%	1,940,000	2,010,315
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	381,000	387,936
Valeant Pharmaceuticals International, Inc.(a)
03/15/2022	6.500%	136,000	137,310
Total			12,694,672

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
March 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.5%
Chubb INA Holdings, Inc.
11/03/2020	2.300%	2,000,000	2,000,147
Loews Corp.
05/15/2023	2.625%	3,144,000	3,103,517
Total			5,103,664
Railroads 0.3%
CSX Corp.
06/01/2021	4.250%	3,000,000	3,054,296
Restaurants 0.1%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2024	5.000%	663,000	646,706
Retail REIT 0.6%
Kimco Realty Corp.
03/01/2024	2.700%	3,183,000	3,139,967
Simon Property Group LP
09/13/2024	2.000%	2,500,000	2,403,222
Total			5,543,189
Retailers 0.4%
Group 1 Automotive, Inc.
06/01/2022	5.000%	257,000	235,001
Lowe’s Companies, Inc.
04/15/2022	3.120%	3,000,000	3,025,697
Penske Automotive Group, Inc.
10/01/2022	5.750%	544,000	502,943
Total			3,763,641
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
06/15/2024	6.625%	419,000	425,547
03/15/2025	5.750%	540,000	545,552
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2023	3.500%	185,000	182,390
Total			1,153,489
Technology 1.2%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	100,000	75,510
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	4,000,000	4,004,340
Cisco Systems, Inc.
09/20/2021	1.850%	2,370,000	2,387,183
CommScope Finance LLC(a)
03/01/2024	5.500%	339,000	342,592
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope, Inc.(a)
06/15/2021	5.000%	23,000	22,931
Gartner, Inc.(a)
04/01/2025	5.125%	394,000	384,985
IBM Credit LLC
02/06/2023	3.000%	2,000,000	2,064,956
Iron Mountain, Inc.(a)
06/01/2021	4.375%	417,000	418,468
Iron Mountain, Inc.
08/15/2024	5.750%	230,000	229,354
NCR Corp.
07/15/2022	5.000%	230,000	219,768
12/15/2023	6.375%	301,000	300,046
PTC, Inc.
05/15/2024	6.000%	313,000	322,117
PTC, Inc.(a)
02/15/2025	3.625%	115,000	108,251
Total			10,880,501
Transportation Services 0.4%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	20,000	17,195
ERAC U.S.A. Finance LLC(a)
10/15/2022	3.300%	3,000,000	2,976,511
Hertz Corp. (The)(a)
06/01/2022	7.625%	190,000	153,644
XPO Logistics, Inc.(a)
06/15/2022	6.500%	266,000	267,016
Total			3,414,366
Wireless 0.6%
American Tower Corp.
03/15/2022	4.700%	3,000,000	3,072,192
SBA Communications Corp.
10/01/2022	4.000%	532,000	531,977
Sprint Communications, Inc.
11/15/2022	6.000%	255,000	264,752
Sprint Corp.
09/15/2023	7.875%	476,000	523,810
T-Mobile U.S.A., Inc.
01/15/2024	6.500%	757,000	768,600
Total			5,161,331
Wirelines 1.9%
AT&T, Inc.
05/15/2025	3.400%	4,500,000	4,653,137

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
March 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CenturyLink, Inc.
04/01/2020	5.625%	338,000	338,023
06/15/2021	6.450%	924,000	937,861
03/15/2022	5.800%	195,000	197,374
Deutsche Telekom International Finance BV(a)
01/19/2022	2.820%	2,850,000	2,831,860
Level 3 Financing, Inc.
08/15/2022	5.375%	217,000	218,067
01/15/2024	5.375%	84,000	84,364
Orange SA
09/14/2021	4.125%	2,810,000	2,881,309
Telefonica Emisiones SAU
04/27/2023	4.570%	3,000,000	3,113,862
Verizon Communications, Inc.
03/15/2022	2.946%	3,000,000	3,062,886
Total			18,318,743
Total Corporate Bonds & Notes (Cost $351,439,815)			342,575,471

Foreign Government Obligations(e) 0.1%

Canada 0.1%
NOVA Chemicals Corp.(a)
08/01/2023	5.250%	433,000	376,665
United States 0.0%
Morocco Government AID Bond(b),(f),(g)
6-month USD LIBOR + 0.000% 05/01/2023	1.000%	297,500	292,591
Total Foreign Government Obligations (Cost $731,416)			669,256

Residential Mortgage-Backed Securities - Agency 8.0%

Federal Home Loan Mortgage Corp.
11/01/2021- 01/01/2024	5.000%	74,716	78,468
01/01/2023- 10/01/2024	4.500%	47,777	50,273
03/01/2025- 04/01/2026	4.000%	31,865	33,529
11/01/2025- 07/01/2026	3.500%	10,395	10,945
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.218% Cap 9.670% 03/01/2034	3.897%	132,689	133,964
12-month USD LIBOR + 1.735% Cap 10.820% 07/01/2036	4.485%	2,723	2,747
12-month USD LIBOR + 1.711% Cap 11.076% 08/01/2036	4.213%	34,905	35,167
12-month USD LIBOR + 1.765% Cap 11.060% 12/01/2036	3.730%	15,554	15,687
Federal National Mortgage Association
03/01/2023	5.000%	1,552	1,629
03/01/2024- 06/01/2026	4.000%	37,444	39,394
12/01/2025- 09/01/2026	3.500%	9,979	10,504
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.413% Floor 1.413%, Cap 10.038% 07/01/2033	3.413%	23,820	23,979
12-month USD LIBOR + 1.485% Floor 1.485%, Cap 11.860% 09/01/2037	3.735%	12,004	11,976
Federal National Mortgage Association(c)
CMO Series 2003-W11 Class A1
06/25/2033	4.959%	6,401	6,700
Federal National Mortgage Association(h)
CMO Series G-15 Class A
06/25/2021	0.000%	26	25
Government National Mortgage Association
09/20/2021	6.000%	7,561	7,612
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.000%, Cap 11.000% 03/20/2030	4.000%	15,370	15,828
Uniform Mortgage-Backed Security TBA(i)
04/20/2035	2.500%	16,500,000	17,111,982
04/20/2035	3.000%	10,000,000	10,462,100
04/20/2035	3.500%	46,000,000	48,377,266
Total Residential Mortgage-Backed Securities - Agency (Cost $75,857,219)			76,429,775

Residential Mortgage-Backed Securities - Non-Agency 24.9%

AMRESCO Residential Securities Corp. Mortgage Loan Trust(b)
CMO Series 1998-3 Class A7
1-month USD LIBOR + 0.480% Floor 0.480% 07/25/2028	1.427%	14,774	14,303

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
March 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	2,390,677	2,353,090
CMO Series 2019-2 Class A3
03/25/2049	3.833%	3,012,870	2,954,832
Angel Oak Mortgage Trust LLC(a),(c)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	296,924	292,667
Arroyo Mortgage Trust(a),(c)
CMO Series 2019-1 Class A1
01/25/2049	3.805%	6,248,483	5,930,697
Bayview Opportunity Master Fund IIIb Trust(a),(c)
Series 2019-LT2 Class A1
10/28/2034	3.376%	1,267,327	1,159,896
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	1,896,656	1,920,816
Bayview Opportunity Master Fund IVa Trust(a),(c)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	228,834	227,710
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	2.247%	631,678	628,487
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	2.061%	8,800,158	8,359,961
Cityscape Home Equity Loan Trust(f),(g),(j)
CMO Series 1997-C Class A3
07/25/2028	0.000%	607,537	1
COLT 2019-1 Mortgage Loan Trust(a),(c)
CMO Series 2019-1 Class A3
03/25/2049	4.012%	2,590,548	2,449,518
COLT Mortgage Loan Trust(a),(c)
CMO Series 2018-2 Class A1
07/27/2048	3.470%	765,117	754,314
COLT Mortgage Loan Trust(a)
CMO Series 2018-3 Class A2
10/26/2048	3.763%	1,667,702	1,605,520
CMO Series 2018-3 Class A3
10/26/2048	3.865%	1,584,317	1,504,362
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	9,646,173	9,719,262
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	6,651,670	6,362,317
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2018-3A Class A3
08/25/2058	3.963%	1,306,375	1,242,590
CMO Series 2019-2A Class A3
04/25/2059	3.763%	4,074,147	3,852,884
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2018-1 Class A3
10/25/2058	4.394%	6,453,517	6,174,178
CMO Series 2019-1 Class A3
06/25/2059	3.241%	6,033,466	5,835,292
GCAT LLC(a),(c)
CMO Series 2019-3 Class A1
10/25/2049	3.352%	2,085,098	2,067,690
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	2,000,000	1,709,000
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2018-2 Class A1
11/25/2058	3.985%	6,561,226	6,388,096
CMO Series 2019-1 Class A3
01/25/2059	3.606%	3,835,150	3,705,924
CMO Series 2019-2 Class A3
09/25/2059	3.007%	3,097,757	2,945,546
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	3,608,674	3,515,478
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2019-GS5 Class A1
05/25/2059	3.200%	3,438,224	3,422,399
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class B
05/25/2023	3.910%	5,625,421	5,533,527
New Residential Mortgage Loan Trust(a)
CMO Series 2018-NQM1 Class A3
11/25/2048	4.138%	1,772,829	1,690,396
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-NQM2 Class A3
04/25/2049	3.752%	3,267,346	3,077,389
CMO Series 2019-NQM4 Class A2
09/25/2059	2.644%	2,912,493	2,718,623
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	2.347%	1,011,217	958,892
OSAT Trust(a),(c)
CMO Series 2020-RPL1 Class A1
12/01/2059	3.072%	8,020,681	7,496,454

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
March 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	4,356,165	3,896,741
PRPM LLC(a),(c)
CMO Series 2019-3A Class A1
07/25/2024	3.351%	4,472,648	3,901,601
CMO Series 2020-1A Class A1
02/25/2025	2.981%	4,512,337	3,966,783
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	2.610%	2,125,000	1,924,836
RCO Trust(a),(c)
CMO Series 2018-VFS1 Class A1
12/26/2053	4.270%	8,430,052	8,267,002
RCO V Mortgage LLC(a),(c)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	3,488,290	3,071,811
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	3,460,952	3,133,494
Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	2,923,349	2,829,066
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2018-IMC2 Class A1
10/25/2048	4.121%	7,758,687	7,251,936
CMO Series 2019-1 Class A3
06/25/2049	3.299%	3,963,059	3,738,875
CMO Series 2019-INV1 Class A1
08/25/2049	2.610%	3,902,796	3,762,398
CMO Series 2019-INV1 Class A3
08/25/2049	2.916%	1,791,448	1,698,721
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	11,600,000	11,458,136
Vericrest Opportunity Loan Transferee LXXXIII LLC(a),(c)
CMO Series 2019-NPL9 Class A1A
11/26/2049	3.327%	8,515,878	7,533,602
Vericrest Opportunity Loan Transferee LXXXV LLC(a),(c)
CMO Series 2020-NPL1 Class A1A
01/25/2050	3.228%	3,364,724	3,036,492
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(c)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	9,779,495	8,651,935
Vericrest Opportunity Loan Trust(a),(c)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	6,097,387	5,458,268
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	4,343,031	3,844,651
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	4,815,437	4,284,707
CMO Series 2020-NPL2 Class A1A
02/25/2050	2.981%	8,030,081	7,140,312
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	2,882,771	2,549,068
Verus Securitization Trust(a),(c)
CMO Series 2017-1A Class A1
01/25/2047	2.881%	658,351	642,395
CMO Series 2019-1 Class A2
02/25/2059	3.938%	3,733,704	3,622,894
CMO Series 2019-1 Class A3
02/25/2059	4.040%	3,640,362	3,532,493
CMO Series 2019-4 Class A3
11/25/2059	3.000%	4,718,388	4,551,629
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	2,588,185	2,516,506
Verus Securitization Trust(a)
CMO Series 2018-INV2 Class A2
10/25/2058	4.401%	9,061,912	8,785,254
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	3,083,539	2,882,294
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $251,503,960)			236,506,011

U.S. Treasury Obligations 1.0%

U.S. Treasury
11/30/2021	1.750%	9,600,000	9,837,750
Total U.S. Treasury Obligations (Cost $9,818,408)			9,837,750

Money Market Funds 4.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.787%(k),(l)	40,528,114	40,507,850
Total Money Market Funds (Cost $40,511,084)		40,507,850
Total Investments in Securities (Cost: $1,076,107,012)		1,022,146,351
Other Assets & Liabilities, Net		(71,688,732)
Net Assets		950,457,619

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
March 31, 2020
At March 31, 2020, securities and/or cash totaling $883,313 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,125	06/2020	USD	247,930,664	3,002,834	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(425)	06/2020	USD	(53,277,734)	—	(2,076,131)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At March 31, 2020, the total value of these securities amounted to $610,514,728, which represents 64.23% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of March 31, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of March 31, 2020.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of March 31, 2020.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2020, the total value of these securities amounted to $292,592, which represents 0.03% of total net assets.
(g)	Valuation based on significant unobservable inputs.
(h)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(i)	Represents a security purchased on a when-issued basis.
(j)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At March 31, 2020, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(k)	The rate shown is the seven-day current annualized yield at March 31, 2020.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 0.787%
	24,330,289	580,267,634	(564,069,809)	40,528,114	1,614	(3,234)	597,364	40,507,850
Abbreviation Legend
AID	Agency for International Development
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
March 31, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	225,984,368	—	225,984,368
Commercial Mortgage-Backed Securities - Non-Agency	—	89,635,870	—	89,635,870
Corporate Bonds & Notes	—	342,575,471	—	342,575,471
Foreign Government Obligations	—	376,665	292,591	669,256
Residential Mortgage-Backed Securities - Agency	—	76,429,775	—	76,429,775
Residential Mortgage-Backed Securities - Non-Agency	—	236,506,010	1	236,506,011
U.S. Treasury Obligations	9,837,750	—	—	9,837,750
Money Market Funds	40,507,850	—	—	40,507,850
Total Investments in Securities	50,345,600	971,508,159	292,592	1,022,146,351
Investments in Derivatives
Asset
Futures Contracts	3,002,834	—	—	3,002,834
Liability
Futures Contracts	(2,076,131)	—	—	(2,076,131)
Total	51,272,303	971,508,159	292,592	1,023,073,054
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	21

Statement of Assets and Liabilities
March 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,035,595,928)	$981,638,501
Affiliated issuers (cost $40,511,084)	40,507,850
Cash collateral held at broker for:
Other	274,000
Margin deposits on:
Futures contracts	609,313
Receivable for:
Investments sold	20,685
Investments sold on a delayed delivery basis	35,323,959
Capital shares sold	2,312,574
Dividends	33,779
Interest	4,974,388
Foreign tax reclaims	27,757
Variation margin for futures contracts	19,922
Expense reimbursement due from Investment Manager	1,673
Prepaid expenses	1,984
Total assets	1,065,746,385
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	111,381,217
Capital shares purchased	954,617
Distributions to shareholders	2,536,221
Variation margin for futures contracts	35,156
Management services fees	11,099
Distribution and/or service fees	1,996
Transfer agent fees	55,767
Compensation of board members	238,706
Other expenses	73,987
Total liabilities	115,288,766
Net assets applicable to outstanding capital stock	$950,457,619
Represented by
Paid in capital	1,021,507,221
Total distributable earnings (loss)	(71,049,602)
Total - representing net assets applicable to outstanding capital stock	$950,457,619
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Short Term Bond Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
March 31, 2020
Class A
Net assets	$216,266,386
Shares outstanding	23,068,964
Net asset value per share	$9.37
Maximum sales charge	1.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.46
Advisor Class
Net assets	$7,103,197
Shares outstanding	758,591
Net asset value per share	$9.36
Class C
Net assets	$21,156,908
Shares outstanding	2,262,161
Net asset value per share	$9.35
Institutional Class
Net assets	$167,429,056
Shares outstanding	17,885,914
Net asset value per share	$9.36
Institutional 2 Class
Net assets	$22,419,765
Shares outstanding	2,397,873
Net asset value per share	$9.35
Institutional 3 Class
Net assets	$514,116,422
Shares outstanding	54,950,026
Net asset value per share	$9.36
Class R
Net assets	$1,965,885
Shares outstanding	209,701
Net asset value per share	$9.37
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	23

Statement of Operations
Year Ended March 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$597,364
Interest	38,026,176
Total income	38,623,540
Expenses:
Management services fees	4,852,495
Distribution and/or service fees
Class A	567,918
Class C	229,944
Class R	12,038
Transfer agent fees
Class A	331,574
Advisor Class	10,593
Class C	33,730
Institutional Class	330,756
Institutional 2 Class	13,367
Institutional 3 Class	47,418
Class R	3,525
Compensation of board members	34,591
Custodian fees	26,638
Printing and postage fees	72,152
Registration fees	114,336
Audit fees	31,950
Legal fees	18,774
Compensation of chief compliance officer	231
Other	23,455
Total expenses	6,755,485
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(787,097)
Fees waived by distributor
Class C	(34,429)
Expense reduction	(1,111)
Total net expenses	5,932,848
Net investment income	32,690,692
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,936,609
Investments — affiliated issuers	1,614
Futures contracts	(440,229)
Net realized gain	4,497,994
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(60,787,218)
Investments — affiliated issuers	(3,234)
Futures contracts	1,032,350
Net change in unrealized appreciation (depreciation)	(59,758,102)
Net realized and unrealized loss	(55,260,108)
Net decrease in net assets resulting from operations	$(22,569,416)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Short Term Bond Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations
Net investment income	$32,690,692	$28,229,387
Net realized gain (loss)	4,497,994	(13,523,066)
Net change in unrealized appreciation (depreciation)	(59,758,102)	21,038,177
Net increase (decrease) in net assets resulting from operations	(22,569,416)	35,744,498
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,494,007)	(3,521,196)
Advisor Class	(258,397)	(135,655)
Class C	(624,917)	(272,329)
Institutional Class	(7,994,670)	(4,267,249)
Institutional 2 Class	(832,513)	(370,608)
Institutional 3 Class	(23,202,902)	(13,411,143)
Class R	(73,776)	(33,836)
Class T	—	(1,690)
Total distributions to shareholders	(40,481,182)	(22,013,706)
Decrease in net assets from capital stock activity	(289,905,816)	(1,211,387)
Total increase (decrease) in net assets	(352,956,414)	12,519,405
Net assets at beginning of year	1,303,414,033	1,290,894,628
Net assets at end of year	$950,457,619	$1,303,414,033
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,401,753	63,915,902	5,235,517	51,690,279
Distributions reinvested	683,379	6,826,996	322,040	3,186,270
Redemptions	(6,759,062)	(67,335,448)	(7,332,346)	(72,411,241)
Net increase (decrease)	326,070	3,407,450	(1,774,789)	(17,534,692)
Advisor Class
Subscriptions	592,990	5,951,398	368,914	3,631,953
Distributions reinvested	24,781	247,219	13,709	135,437
Redemptions	(596,178)	(5,938,980)	(397,783)	(3,927,451)
Net increase (decrease)	21,593	259,637	(15,160)	(160,061)
Class C
Subscriptions	1,083,024	10,764,222	975,210	9,594,448
Distributions reinvested	48,339	481,967	20,763	205,067
Redemptions	(1,593,293)	(15,852,511)	(2,534,146)	(24,984,118)
Net decrease	(461,930)	(4,606,322)	(1,538,173)	(15,184,603)
Institutional Class
Subscriptions	13,487,201	134,893,664	26,296,110	258,875,486
Distributions reinvested	687,956	6,868,636	391,858	3,872,900
Redemptions	(26,744,551)	(267,363,131)	(15,929,498)	(157,138,261)
Net increase (decrease)	(12,569,394)	(125,600,831)	10,758,470	105,610,125
Institutional 2 Class
Subscriptions	1,457,642	14,573,417	935,586	9,208,999
Distributions reinvested	83,528	832,113	37,545	370,400
Redemptions	(975,336)	(9,687,688)	(2,245,187)	(22,108,515)
Net increase (decrease)	565,834	5,717,842	(1,272,056)	(12,529,116)
Institutional 3 Class
Subscriptions	11,351,889	113,370,530	28,594,741	281,366,505
Distributions reinvested	888,502	8,858,938	430,347	4,253,171
Redemptions	(29,387,467)	(290,861,867)	(35,211,056)	(346,804,357)
Net decrease	(17,147,076)	(168,632,399)	(6,185,968)	(61,184,681)
Class R
Subscriptions	74,712	748,326	54,733	541,104
Distributions reinvested	3,310	33,090	1,286	12,733
Redemptions	(123,714)	(1,232,609)	(57,256)	(566,619)
Net decrease	(45,692)	(451,193)	(1,237)	(12,782)
Class T
Distributions reinvested	—	—	149	1,473
Redemptions	—	—	(22,035)	(217,050)
Net decrease	—	—	(21,886)	(215,577)
Total net decrease	(29,310,595)	(289,905,816)	(50,799)	(1,211,387)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Short Term Bond Fund | Annual Report 2020

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Columbia Short Term Bond Fund | Annual Report 2020	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 3/31/2020	$9.98	0.26	(0.54)	(0.28)	(0.33)	(0.33)
Year Ended 3/31/2019	$9.88	0.20	0.05	0.25	(0.15)	(0.15)
Year Ended 3/31/2018	$9.98	0.11	(0.09)	0.02	(0.12)	(0.12)
Year Ended 3/31/2017	$9.97	0.08	0.01	0.09	(0.08)	(0.08)
Year Ended 3/31/2016	$9.98	0.06	(0.02)	0.04	(0.05)	(0.05)
Advisor Class
Year Ended 3/31/2020	$9.96	0.29	(0.53)	(0.24)	(0.36)	(0.36)
Year Ended 3/31/2019	$9.87	0.23	0.03	0.26	(0.17)	(0.17)
Year Ended 3/31/2018	$9.97	0.13	(0.09)	0.04	(0.14)	(0.14)
Year Ended 3/31/2017	$9.96	0.11	0.00(d)	0.11	(0.10)	(0.10)
Year Ended 3/31/2016	$9.97	0.08	(0.01)	0.07	(0.08)	(0.08)
Class C
Year Ended 3/31/2020	$9.96	0.20	(0.54)	(0.34)	(0.27)	(0.27)
Year Ended 3/31/2019	$9.86	0.14	0.05	0.19	(0.09)	(0.09)
Year Ended 3/31/2018	$9.96	0.05	(0.09)	(0.04)	(0.06)	(0.06)
Year Ended 3/31/2017	$9.95	0.02	0.01	0.03	(0.02)	(0.02)
Year Ended 3/31/2016	$9.97	(0.00)(d)	(0.02)	(0.02)	(0.00)(d)	(0.00)(d)
Institutional Class
Year Ended 3/31/2020	$9.96	0.29	(0.53)	(0.24)	(0.36)	(0.36)
Year Ended 3/31/2019	$9.86	0.24	0.03	0.27	(0.17)	(0.17)
Year Ended 3/31/2018	$9.97	0.12	(0.09)	0.03	(0.14)	(0.14)
Year Ended 3/31/2017	$9.95	0.11	0.01	0.12	(0.10)	(0.10)
Year Ended 3/31/2016	$9.96	0.08	(0.02)	0.06	(0.07)	(0.07)
Institutional 2 Class
Year Ended 3/31/2020	$9.95	0.29	(0.52)	(0.23)	(0.37)	(0.37)
Year Ended 3/31/2019	$9.85	0.22	0.06	0.28	(0.18)	(0.18)
Year Ended 3/31/2018	$9.96	0.14	(0.10)	0.04	(0.15)	(0.15)
Year Ended 3/31/2017	$9.95	0.12	0.00(d)	0.12	(0.11)	(0.11)
Year Ended 3/31/2016	$9.96	0.09	(0.01)	0.08	(0.09)	(0.09)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Short Term Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 3/31/2020	$9.37	(2.94%)	0.85%	0.78%(c)	2.61%	169%	$216,266
Year Ended 3/31/2019	$9.98	2.55%	0.86%	0.80%(c)	2.02%	154%	$226,907
Year Ended 3/31/2018	$9.88	0.15%	0.86%	0.80%(c)	1.06%	86%	$242,170
Year Ended 3/31/2017	$9.98	0.90%	0.88%	0.80%(c)	0.82%	68%	$290,277
Year Ended 3/31/2016	$9.97	0.41%	0.89%	0.80%(c)	0.58%	73%	$371,442
Advisor Class
Year Ended 3/31/2020	$9.36	(2.60%)	0.60%	0.53%(c)	2.87%	169%	$7,103
Year Ended 3/31/2019	$9.96	2.71%	0.61%	0.55%(c)	2.30%	154%	$7,344
Year Ended 3/31/2018	$9.87	0.40%	0.60%	0.55%(c)	1.31%	86%	$7,420
Year Ended 3/31/2017	$9.97	1.16%	0.63%	0.55%(c)	1.07%	68%	$9,760
Year Ended 3/31/2016	$9.96	0.66%	0.64%	0.55%(c)	0.82%	73%	$10,494
Class C
Year Ended 3/31/2020	$9.35	(3.53%)	1.60%	1.38%(c)	2.02%	169%	$21,157
Year Ended 3/31/2019	$9.96	1.94%	1.61%	1.40%(c)	1.38%	154%	$27,118
Year Ended 3/31/2018	$9.86	(0.45%)	1.61%	1.40%(c)	0.46%	86%	$42,010
Year Ended 3/31/2017	$9.96	0.33%	1.62%	1.40%(c)	0.22%	68%	$59,183
Year Ended 3/31/2016	$9.95	(0.19%)	1.64%	1.40%(c)	(0.02%)	73%	$72,602
Institutional Class
Year Ended 3/31/2020	$9.36	(2.60%)	0.60%	0.53%(c)	2.87%	169%	$167,429
Year Ended 3/31/2019	$9.96	2.81%	0.61%	0.55%(c)	2.40%	154%	$303,373
Year Ended 3/31/2018	$9.86	0.29%	0.61%	0.55%(c)	1.23%	86%	$194,236
Year Ended 3/31/2017	$9.97	1.26%	0.63%	0.55%(c)	1.07%	68%	$985,868
Year Ended 3/31/2016	$9.95	0.66%	0.64%	0.55%(c)	0.82%	73%	$1,093,664
Institutional 2 Class
Year Ended 3/31/2020	$9.35	(2.52%)	0.51%	0.44%	2.94%	169%	$22,420
Year Ended 3/31/2019	$9.95	2.91%	0.51%	0.46%	2.27%	154%	$18,228
Year Ended 3/31/2018	$9.85	0.39%	0.51%	0.46%	1.44%	86%	$30,580
Year Ended 3/31/2017	$9.96	1.25%	0.50%	0.45%	1.16%	68%	$17,167
Year Ended 3/31/2016	$9.95	0.76%	0.49%	0.44%	0.89%	73%	$14,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 3/31/2020	$9.96	0.30	(0.53)	(0.23)	(0.37)	(0.37)
Year Ended 3/31/2019	$9.86	0.24	0.05	0.29	(0.19)	(0.19)
Year Ended 3/31/2018	$9.96	0.15	(0.10)	0.05	(0.15)	(0.15)
Year Ended 3/31/2017	$9.95	0.13	0.00(d)	0.13	(0.12)	(0.12)
Year Ended 3/31/2016	$9.96	0.09	(0.01)	0.08	(0.09)	(0.09)
Class R
Year Ended 3/31/2020	$9.98	0.24	(0.54)	(0.30)	(0.31)	(0.31)
Year Ended 3/31/2019	$9.88	0.18	0.05	0.23	(0.13)	(0.13)
Year Ended 3/31/2018	$9.99	0.08	(0.10)	(0.02)	(0.09)	(0.09)
Year Ended 3/31/2017	$9.97	0.06	0.02	0.08	(0.06)	(0.06)
Year Ended 3/31/2016	$9.98	0.03	(0.01)	0.02	(0.03)	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Short Term Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 3/31/2020	$9.36	(2.47%)	0.46%	0.39%	3.00%	169%	$514,116
Year Ended 3/31/2019	$9.96	2.96%	0.46%	0.41%	2.41%	154%	$717,896
Year Ended 3/31/2018	$9.86	0.54%	0.46%	0.41%	1.50%	86%	$771,726
Year Ended 3/31/2017	$9.96	1.30%	0.45%	0.40%	1.28%	68%	$394,827
Year Ended 3/31/2016	$9.95	0.81%	0.44%	0.40%	0.88%	73%	$7,030
Class R
Year Ended 3/31/2020	$9.37	(3.18%)	1.10%	1.03%(c)	2.37%	169%	$1,966
Year Ended 3/31/2019	$9.98	2.30%	1.11%	1.05%(c)	1.78%	154%	$2,549
Year Ended 3/31/2018	$9.88	(0.20%)	1.10%	1.05%(c)	0.81%	86%	$2,535
Year Ended 3/31/2017	$9.99	0.75%	1.12%	1.05%(c)	0.56%	68%	$3,490
Year Ended 3/31/2016	$9.97	0.16%	1.14%	1.05%(c)	0.32%	73%	$3,380
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2020	31

Notes to Financial Statements
March 31, 2020
Note 1. Organization
Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
32	Columbia Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
March 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Short Term Bond Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
March 31, 2020
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,002,834*

34	Columbia Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
March 31, 2020
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,076,131*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(440,229)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,032,350
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	261,493,047
Futures contracts — short	66,957,989

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Columbia Short Term Bond Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
March 31, 2020
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
36	Columbia Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
March 31, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2020 was 0.43% of the Fund’s average daily net assets.
Columbia Short Term Bond Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
March 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended March 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,111.
38	Columbia Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
March 31, 2020
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended March 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	1.00	0.50 - 1.00(a)	152,460
Class C	—	1.00(b)	1,204

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	August 1, 2019 through July 31, 2020	Prior to August 1, 2019
Class A	0.79%	0.80%
Advisor Class	0.54	0.55
Class C	1.54	1.55
Institutional Class	0.54	0.55
Institutional 2 Class	0.44	0.46
Institutional 3 Class	0.39	0.41
Class R	1.04	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
Columbia Short Term Bond Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
March 31, 2020
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, capital loss carryforward, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
492,560	(492,560)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2020			Year Ended March 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
40,481,182	—	40,481,182	22,013,706	—	22,013,706
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,695,769	—	(13,367,776)	(56,603,571)
At March 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,079,676,625	3,411,171	(60,014,742)	(56,603,571)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
40	Columbia Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
March 31, 2020
The following capital loss carryforwards, determined at March 31, 2020, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended March 31, 2020, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(1,169,689)	(12,198,087)	(13,367,776)	6,339,059	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,014,550,348 and $2,368,997,165, respectively, for the year ended March 31, 2020, of which $1,393,474,710 and $1,458,623,041, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended March 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
Columbia Short Term Bond Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
March 31, 2020
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended March 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
42	Columbia Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
March 31, 2020
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At March 31, 2020, one unaffiliated shareholder of record owned 39.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 39.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Short Term Bond Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
March 31, 2020
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
44	Columbia Short Term Bond Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short Term Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short Term Bond Fund | Annual Report 2020	45

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
46	Columbia Short Term Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Short Term Bond Fund | Annual Report 2020	47

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
48	Columbia Short Term Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Short Term Bond Fund | Annual Report 2020	49

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 LIQUIDITY RISK MANAGEMENT PROGRAM
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
50	Columbia Short Term Bond Fund | Annual Report 2020

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Columbia Short Term Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN222_03_K01_(05/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher, Pamela G. Carlton, Anthony M. Santomero, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher, Ms. Carlton, Mr. Santomero, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2020 and March 31, 2019 are approximately as follows:

20202019

$35,000                $37,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2020 and March 31, 2019 are approximately as follows:

2020	2019
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended March 31, 2020 and March 31, 2019, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2020 and March 31, 2019 are approximately as follows:

2020	2019
$0	$3,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2020 and March 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2020 and March 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2020 and March 31, 2019 are approximately as follows:

20202019

$225,000             $225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2020 and 2019 were pre-approved by the registrant's Audit Committee.

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2020 and March 31, 2019 are approximately as follows:

20202019

$225,000               $228,800

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.